UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2009

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware

001-34062

26-2590997

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL		33143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure.

The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Attached as Exhibit 99.1 is the script from a short video and as Exhibit 99.2 are materials relating to Interval Leisure Group, Inc. both of which are being presented at the 2009 Citi Global Entertainment, Media and Telecommunications Conference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Script of Video Presentation
99.2	Presentation materials relating to Interval Leisure Group, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President and
General Counsel

Date:  January 7, 2009

EXHIBIT LIST

Exhibit No.	Description
99.1	Script of Video Presentation
99.2	Presentation Materials relating to Interval Leisure Group, Inc.